                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FILED BY THE REGISTRANT  [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:


[ ] PRELIMINARY PROXY STATEMENT

[X] DEFINITIVE PROXY STATEMENT


[ ] DEFINITIVE ADDITIONAL MATERIALS

[ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14a-11(C) OR SECTION 240.14a-12

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))


                             THE UNIMARK GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.

(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

(5)  TOTAL FEE PAID:

     [ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

     [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

          (1)  AMOUNT PREVIOUSLY PAID:

          (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

          (3)  FILING PARTY:

          (4)  DATE FILED:

                            THE UNIMARK GROUP, INC.
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226


                                  May 23, 2001


Dear Shareholder:


     You are cordially invited to attend the annual meeting of shareholders of The UniMark Group, Inc. (the "Company"), which will be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison, Texas 75001, on Wednesday, June 20, 2001, at 10:00 a.m. (Dallas, Texas time). Information about the meeting is presented on the following pages.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement and in our rights offering Prospectus, which are being mailed to you concurrently herewith.


     Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the meeting and vote in person, you will of course have that opportunity.

     Directors and officers of the Company will be present at the annual meeting to respond to any questions you may have.

     On behalf of our management team and Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the annual meeting.


                                        Sincerely,


                                        /s/ EMILIO CASTILLO OLEA
                                        --------------------------------------
                                        Emilio Castillo Olea
                                        President and Chief Executive Officer

                            THE UNIMARK GROUP, INC.
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 23, 2001

To the Shareholders:


     The annual meeting of the shareholders of The UniMark Group, Inc. (the" Company") will be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison, Texas 75001, on Wednesday, June 20, 2001, at 10:00 a.m. (Dallas, Texas time) for the following purposes:

     1. To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000;

     2. To approve a rights offering to our shareholders, on a pro rata basis, to purchase up to 10,273,972 shares of our common stock at $.73 per share;

     3. To elect seven (7) directors to serve on the Company's Board of Directors;

     4. To ratify the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

     5. To transact such other business as may properly come before the meeting.


     Only the shareholders of record at the close of business on May 22, 2001 are entitled to notice of, and to vote at, this annual meeting or any adjournment thereof. Shareholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided. No postage is required if mailed in the United States. Any proxy may be revoked at any time prior to its exercise at the annual meeting.


     Copies of our Form 10-K report for the fiscal year ended December 31, 2000 and our rights offering Prospectus are being mailed to you concurrently with this notice and proxy statement.



                       BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ EMILIO CASTILLO OLEA
                                         Emilio Castillo Olea
                                         President and Chief Executive Officer


                             YOUR VOTE IS IMPORTANT

     Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF AN ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                TABLE OF CONTENTS


                                                                                                     Page
                                                                                                     ----

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING ................................................       1
   What is the purpose of the annual meeting? .................................................       1
   Who is entitled to vote? ...................................................................       1
   Can I attend the meeting? ..................................................................       1
   What constitutes a quorum? .................................................................       1
   How do I vote? .............................................................................       2
   Will other matters be voted on at the annual meeting? ......................................       2
   Can I revoke my proxy instructions? ........................................................       2
   What other information should I review before voting? ......................................       2

PROPOSAL 1:  AMENDMENT TO ARTICLES OF INCORPORATION, AS AMENDED, TO
INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR
ISSUANCE THEREUNDER ...........................................................................       4
   Proposal ...................................................................................       4
   Reasons for Amendment ......................................................................       4
   Vote Required ..............................................................................       5
   Recommendation .............................................................................       5

PROPOSAL 2: APPROVE A RIGHTS OFFERING TO OUR SHAREHOLDERS, ON A PRO RATA BASIS,
TO PURCHASE UP TO 10,273,972 SHARES OF OUR COMMON STOCK AT $.73 PER SHARE......................       5
   Proposal....................................................................................       5
   Reasons for the Rights Offering.............................................................       5
   Conditions to the Rights Offering...........................................................       6
   Vote Required...............................................................................       6
   Recommendation..............................................................................       6

PROPOSAL 3:  ELECTION OF DIRECTORS ............................................................       6
   Introduction ...............................................................................       6
   Vote Required ..............................................................................       6
   Recommendation .............................................................................       6
   Information Regarding the Nominees .........................................................       6
   Executive Officers .........................................................................       8
   The Board of Directors and Its Committees ..................................................       8
   Section 16(a) Beneficial Ownership Reporting Compliance ....................................      10
   Certain Relationships and Related Transactions .............................................      10

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT ........................      10

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS ..............................................      12
   Director Compensation ......................................................................      12
   Executive Compensation .....................................................................      12
   Summary Compensation Table .................................................................      12
   Stock Options Granted in Last Fiscal Year ..................................................      13
   Aggregated Option Exercises in Last Fiscal Year and
      Fiscal Year End Option Values ...........................................................      13
   Employment Contract ........................................................................      14
   Stock Option Plans .........................................................................      14


REPORT OF THE COMPENSATION COMMITTEE ..........................................................      14
   Compensation Committee Interlocks and Insider Participation ................................      15

STOCK PERFORMANCE GRAPH .......................................................................      15

PROPOSAL 4: SELECTION OF INDEPENDENT AUDITORS .................................................      16
   Introduction ...............................................................................      16
   Vote Required ..............................................................................      16
   Recommendation .............................................................................      16
   Representatives at Annual Meeting ..........................................................      16
   Fees Paid to Ernst & Young .................................................................      17

REPORT OF THE AUDIT COMMITTEE .................................................................      17
  Requirements and Charter ....................................................................      17
  Audit Committee Report ......................................................................      17

OTHER MATTERS .................................................................................      17
   Other Matters ..............................................................................      17
   Expenses of Solicitation ...................................................................      18
   Proposals of Shareholders ..................................................................      18
   Future Transactions ........................................................................      18

APPENDIX A ....................................................................................      A-1
    Audit and Finance Committee Charter .......................................................      A-1

                            THE UNIMARK GROUP, INC.
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226

                         PRELIMINARY PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 20, 2001


     This proxy statement is furnished to the holders of common stock, par value $0.01 per share, of The UniMark Group, Inc. ("UniMark" or the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of UniMark to be voted at the annual meeting of Shareholders, and at any adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement. The Annual Meeting will be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison Texas 75001, on Wednesday, June 20, 2001, at 10:00 a.m. (Dallas, Texas time), and at any adjournments of such Annual Meeting. The persons named as Proxies are Emilio Castillo Olea and David E. Ziegler, each of whom is presently an executive officer of the Company. This Proxy Statement and the related form of proxy are being mailed on or about May 23, 2001, to all shareholders of record on May 22, 2001.


                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?


     At the annual meeting, shareholders will act upon the matters set forth in the accompanying notice of meeting, including the amendment of the Articles of Incorporation, as amended, of UniMark, a rights offering, the election of directors and ratification of our independent public accountants.


WHO IS ENTITLED TO VOTE?

     If our records show that you are a shareholder as of the close of business on May 22, 2001, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

CAN I ATTEND THE MEETING?

     All shareholders of record of shares of common stock of UniMark at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each shareholder or proxy will be asked to present a form of valid picture identification, such as a driver's license or passport.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 13,938,326 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect votes withheld for director nominees, abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

HOW DO I VOTE?

     Voting by Proxy Holders for Shares Registered Directly in the Name of the Shareholder. If you hold your shares in our own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by UniMark.

     Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank. If your common shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

     Vote by Mail. If you would like to vote by mail, mark your proxy card, sign and date it, and return it to Computershare Investor Services, Inc. in the postage-paid envelope provided.

     Vote in Person. If you are a registered shareholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

WILL OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

     We are now not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

CAN I REVOKE MY PROXY INSTRUCTIONS?

     You may revoke your proxy at any time before it has been exercised by:

     o filing a written revocation with the Secretary of UniMark at the address set forth below;

     o    filing a duly executed proxy bearing a later date; or

     o    appearing in person and voting by ballot at the annual meeting.

     Any shareholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the annual meeting will not constitute revocation of a previously given proxy.

WHAT OTHER INFORMATION SHOULD I REVIEW BEFORE VOTING?


     For your review, our Form 10-K report for the fiscal year ended
December 31, 2000, is being mailed to shareholders concurrently with this proxy statement. The Form 10-K report, however, is not part of the proxy solicitation material. Concurrently herewith, we are separately mailing to you our rights offering Prospectus. For your further review, a copy of our registration statement on Form S-1 for the rights offering, filed with the Securities and Exchange Commission (the "SEC"), including the financial statements, may be obtained without charge by writing to the Secretary of UniMark at the following address: 124 McMakin Road, Bartonville, Texas 76226-8400. The Form S-1 Registration Statement, including the attached exhibits, contains additional relevant information about us and the securities offered.

     We file annual, quarterly and special reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934 and filed a registration statement on Form S-1 for the rights offering. You may read and copy this information at the following locations of the SEC:

       Judiciary Plaza
       450 Fifth Street, N.W.
       Washington, D.C. 20549

       Seven World Trade Center
       13th Floor
       New York, New York 10048

       Citicorp Center
       500 West Madison Street
       Suite 1400
       Chicago, Illinois 60661

     You may also obtain copies of this information by mail from the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330.

     The SEC also maintains an Internet World Wide Web site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The Internet address of that site is http://www.sec.gov.

















                           [INTENTIONALLY LEFT BLANK]

       PROPOSAL NO. 1: AMENDMENT TO ARTICLES OF INCORPORATION, AS AMENDED,
                TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                       AUTHORIZED FOR ISSUANCE THEREUNDER

PROPOSAL

     The Board of Directors has approved, declares advisable and in the best interests of UniMark and its shareholders, and recommends that Article Four of the Articles of Incorporation, as amended, of UniMark be amended to increase the authorized number of shares of common stock from 20,000,000 shares to 40,000,000. The text of the amendment, is as follows:

                                  "ARTICLE FOUR

                       The aggregate number of shares
                       which the Corporation has
                       authority to issue is 40,000,000
                       shares, $0.01 par value per share.
                       The shares are designated as
                       common stock and have identical
                       rights and privileges in every
                       respect."

REASONS FOR AMENDMENT


     The Board of Directors believes that it is in our best interests to have additional authorized shares of common stock available for issuance. The primary purposes for the additional shares of common stock is to have sufficient shares of common stock available to consummate the rights offering to be voted on at the annual meeting and discussed in the rights offering Prospectus that is being mailed separately to all record date shareholders.

     Presently, 13,938,326 shares of common stock are issued and outstanding out of the currently authorized 20,000,000 shares and, after taking into account shares reserved for issuance upon the exercise of the Company's stock options, approximately 5,403,674 shares of common stock are available for issuance. The increase in our authorized shares is necessary to consummate the proposed rights offering. If shareholder approval to increase the authorized number of shares of common stock from 20,000,000 shares to 40,000,000 is not obtained, we will terminate the rights offering.

     We have filed a registration statement, containing the rights offering Prospectus, with the Securities and Exchange Commission. Presently, this registration statement is publicly available. See "QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING -- What other information should I review before voting?" on page 2 of this Proxy Statement.

     In addition to the contemplated rights offering, other considerations for requesting the authorizing additional shares of our common stock include: effecting acquisitions of other business or properties, establishing strategic relationships with other companies, securing additional financing for our operations through the issuance of additional shares or other equity-based securities, and providing equity incentives to employees, officers or directors. By increasing now the authorized shares beyond what is required for the rights offering, we do not have to obtain further shareholder approval unless required by applicable law or regulation.

     The additional shares for which authorization is sought will be identical to the shares of common stock now authorized and outstanding, and this proposal will not affect the rights of holders of our common stock. No additional action or authorization by you would be necessary prior to the issuance of additional shares unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted. Under our Articles of Incorporation, as amended, shareholders do not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase the newly issued shares. An issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and diluting the stock ownership of persons seeking control of the Company.

VOTE REQUIRED


     The affirmative vote of holders of at least two-thirds of our outstanding shares is required to approve the amendment to the Company's Articles of Incorporation, as amended, by increasing the authorized shares to 40,000,000. Please note, however, that brokers do not have discretionary authority to vote shares of common stock held in street name. Therefore, the failure of beneficial owners of such shares to give voting instructions to brokers will result in a broker non-vote. Broker non-votes, abstentions and the failure to vote will have the same effect as votes cast against approval of the proposal.


RECOMMENDATION

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION, AS AMENDED. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

    PROPOSAL NO. 2: APPROVE A RIGHTS OFFERING TO OUR EXISTING SHAREHOLDERS,
            ON A PRO RATA BASIS, TO PURCHASE UP TO 10,273,972 SHARES
                       OF COMMON STOCK AT $.73 PER SHARE

PROPOSAL

     We are seeking shareholder approval of our rights offering in which we will distribute to all holders of our common stock as of May 22, 2001, free of charge, one non-transferable subscription right for every 1.3567 shares of common stock held by such record holder. It is anticipated that each subscription right will entitle such record holder to purchase one share of our common stock for $.73. Further, each subscription right will include an over-subscription privilege, which will allow such record holder to subscribe for additional shares, if other holders do not exercise their subscription rights.

     We have filed a Registration Statement on Form S-1 with the Securities and Exchange Commission for subscription rights covering 10,273,972 shares of our common stock, which includes a rights offering Prospectus detailing the rights offering. This rights offering Prospectus will be mailed separately to all shareholders on the record date. Please review carefully the rights offering Prospectus before deciding on how to vote on this proposal.

REASONS FOR THE RIGHTS OFFERING

     The proposed rights offering is designed to enable UniMark to raise capital while allowing all shareholders on the record date to maintain their relative proportionate voting and economic interests. Our largest shareholder, M & M Nominee, LLC, ("M & M Nominee") has indicated its intention, but it is under no binding obligation, to purchase up to 6,849,315 shares through the exercise of its basic subscription privilege and its over-subscription privilege. M & M Nominee reserves the right to change its intent with respect to participation in this rights offering. M & M Nominee may purchase 4,643,714 shares through the exercise of its basic subscription privilege and up to 2,205,601 shares of our common stock through the exercise of its over-subscription privilege, depending upon the number of other shareholders who exercise their basic subscription privileges and their over-subscription privileges. To the extent that record holders do not exercise their subscription rights and shares are purchased by other shareholders in the rights offering, such non-exercising holders' proportionate voting interest will be reduced, and the percentage that their original shares represent of our expanded equity after exercise of the subscription rights will be disproportionately diluted. If no shareholders other than M & M Nominee exercise their subscription privileges, M & M Nominee's ownership interest in UniMark may increase to approximately 63.26% from 45.2% and the ownership interest of the remaining shareholders, who currently own in the aggregate 54.8% of our common stock, may decrease to approximately 36.74%. As such, M & M Nominee could become our majority shareholder and would have the requisite voting power to significantly affect virtually all decisions made by us and our shareholders, including the power to elect all of our directors and to block corporate actions such as amendments to our certificate of incorporation.

CONDITIONS TO THE RIGHTS OFFERING

     The rights offering is expressly conditioned upon shareholder approval to increase our authorized shares of common stock from 20,000,000 to 40,000,000 and approval of the rights offering by our shareholders. Without the amendment, we would not have enough shares of common stock authorized for issuance under our Articles of Incorporation, as amended, upon the exercise of all of the subscription rights. If shareholder approval for the increase in authorized common stock and the rights offering is not obtained, we will terminate the rights offering in its entirety. Also, we will terminate the rights offering if M & M Nominee does not exercise its subscription rights to purchase at least 6,849,315 shares of our common stock.

VOTE REQUIRED

     The affirmative vote of holders of a majority of shares of common stock represented at the meeting is required to approve the rights offering. Please note, however, that brokers do not have discretionary authority to vote shares of common stock held in street name. Therefore, the failure of beneficial owners of such shares to give voting instructions to brokers will result in a broker non-vote. Broker non-votes, abstentions and the failure to vote will have the same effect as votes cast against approval of the proposal.

RECOMMENDATION

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RIGHTS OFFERING. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.




                      PROPOSAL NO. 3: ELECTION OF DIRECTORS


INTRODUCTION

     Seven directors, constituting the entire Board of Directors, are to be elected at the annual meeting. Each of the nominees listed below is currently a director of UniMark and has consented to be nominated and to serve if elected. In the event that a vacancy may occur during the year, such vacancy may be filled by the Board of Directors for the remainder of the full term. All nominees will be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee.

VOTE REQUIRED

     Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as "yes votes"; votes that are withhold from the nominees or broker non-votes will be excluded entirely from the vote and will have no effect.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THEIR NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING THE NOMINEES

     The following table sets forth the nominees for the Board of Directors, their ages and the year in which each first became a director and the committees they serve on.

                NAME                                 AGE                            DIRECTOR SINCE
------------------------------------- ----------------------------------- -----------------------------------
Emilio Castillo Olea                                  33                                 2000
David E. Ziegler                                      56                                 2000
Jakes Jordaan                                         39                                 1994
Federico Chavez Peon                                  34                                 1998
Luis Chico Pardo                                      60                                 1998
Jerry W. Johnson                                      61                                 1998
Arturo Herrera Barre                                  48                                 2000


        Emilio Castillo Olea joined the Company as a Director and as its President and Chief Executive Officer since October 2000. Mr. Castillo is also a Director of Promecap, S.C., a financial advisory services firm for Mexico Strategic Investment Fund Ltd. Prior to joining Promecap, Mr. Castillo worked for 4 years as a consultant in the Mexico City and Monterrey offices of The Boston Consulting Group, a global management-consulting group and for two years in the Mexico City office of McKinsey & Co., another consulting firm. Mr. Castillo has a bachelor's degree in chemical engineering from the Universidad Iberoamericana in Mexico City and a master of business administration degree from Northwestern University's Kellogg School of Business.

     David E. Ziegler joined the Company in October 2000 as a Director and as its Chief Financial Officer. Prior to October 2000, Mr. Ziegler was a Financial Consultant to the Company since April 1999 and assisted the former CFO in SEC and financial reporting and special projects. From 1997 to 1999, Mr. Ziegler was Chief Financial Officer of Global Wireless Holdings Inc., a company formed in 1996 to acquire and integrate rapidly growing wireless communications companies, products, services and technologies. From 1996 to 1997 served as Chief Financial Officer, Treasurer and Secretary of Styling Technology Corporation, a publicly held company which is a leading developer, producer and marketer of a wide array of branded consumer products sold primarily through professional salon distribution channels. Mr. Ziegler served as Chief Financial Officer of Cellular World Corporation, a retail chain of wireless communications products stores from 1994 to 1996. In 1993 Mr. Ziegler served as Vice President and Chief Financial Officer of F&C International, Inc., a publicly held international developer and manufacturer of flavors and fragrances used primarily by branded consumer product producers in the food, beverage and personal care industries. Mr. Ziegler, a certified public accountant since 1971, was an audit partner at Arthur Andersen LLP from 1978 to 1986. Mr. Ziegler received his bachelor's degree in accounting and finance from Michigan State University in 1966.

     Jakes Jordaan has served as a director of the Company since 1994. Since 1994, Mr. Jordaan has engaged in the private practice of corporate finance and securities law and he is presently a member of Jordaan & Riley, PLLC, Dallas, Texas, a law firm specializing in corporate finance, securities and complex business litigation. Mr. Jordaan is the past Chairman of the Securities Section of the Dallas Bar Association and is a member of the Texas Bar Association and the American Bar Association.

     Federico Chavez Peon has served as a Director of the Company since October 1998. Mr. Chavez is a Director of Promecap, S.C., a financial advisory services firm for MSIF. From 1996 until 1997, Mr. Chavez served as Risk Chief Director of Banco Santander Mexicano, S.A., an affiliate of Banco Santander, S.A., one of the most important financial institutions worldwide. From 1991 until 1996, Mr. Chavez served as Corporate Banking Director of Banco Mexicano, S.A. an affiliate of Grupo Financiero InverMexico, S.A. de C.V., a leading financial institution in Mexico at that time. From 1987 until 1991, Mr. Chavez served in various positions in the Corporate Banking Area of Casa de Bolsa Inverlat, one of the leading brokerage firms in Mexico at that time. Mr. Chavez obtained a degree in Industrial Engineering at the National University of Mexico. Mr. Chavez has been appointed and elected as a Director of the Company pursuant to the Mexico Strategic Advisors Transaction.

     Luis A. Chico Pardo has served as a Director of the Company since October 1998. Mr. Chico is a Director of Promecap, S. C., a financial advisory services firm for Mexico Strategic Investment Fund Ltd. Mr. Chico served as Vice President of the Mexican Banking Association and as a member of the National Securities Commission. From 1982 until 1988, Mr. Chico served as Chief Executive Officer of Banco BCH, a Mexican credit corporation. From 1977 until 1978, Mr. Chico served as Director of Public Sector Credit at Mexico's Secretariat of Finance and Public Credit. From 1964 until 1977, Mr. Chico acted as Deputy Manager of the International Division of Banco de Mexico (the nation's central bank) and was a member of the Technical Committee of FOMEX, which was a public institution responsible for promoting exports of manufactured products. Mr. Chico obtained a degree in Law and Economics at the National University of Mexico, from which he graduated with honors in 1963. Mr. Chico obtained a master's degree in Economics from the London School of Economics and Political Science. Mr. Chico has been appointed and elected as a Director of the Company pursuant to the Mexico Strategic Advisors Transaction.

     Jerry W. Johnson has served as a Director of the Company since October 1998. Mr. Johnson is a Professor in the Marketing Department of the Hankamer School of Business, Baylor University, Waco, Texas, from 1974 to the present. Mr. Johnson also has served as Chairperson of the Department of Marketing of the Hankamer School of Business from 1992 to the present. Mr. Johnson is a partner at Johnson, Moore, Kelly and Associates, a consulting firm primarily focused on economic revitalization of downtown areas, bank marketing programs and business location feasibility studies. From 1970 to 1974, Mr. Johnson served as Associate Vice President for Business Affairs for the University of Arkansas System. From 1969 to 1970, Mr. Johnson served as Director of Economic Analysis for the Planning Consultants firm James A. Vizzier in Fayetteville, Arkansas. Mr. Johnson has authored a number of publications focused on business, marketing and management, and has presented similar topics at various seminars.

     Arturo Herrera Barre has served as a Director of the Company since October 2000. Mr. Herrera is Managing Director of Nova Capital S.C., a financial advisory-consulting firm located in Mexico City from 1996 to the present. From 1992 to 1996, Mr. Herrera served as Managing Director and Chief Executive Officer of Multicapitales & Fondo Reto, two private equity firms operating in Mexico. From 1982 to 1992 served as Vice President of Citibank, N.A. in Mexico City. Mr. Herrera worked as a consultant from 1978 to 1980 with Wharton Applied Research Center, from 1975 to 1978, with McKinsey & Co and from 1974 to 1975 with PricewaterhouseCoopers (formerly Price Waterhouse). Mr. Herrera has a bachelor's degree in mechanical electrical engineering from Universidad Iberoamericana and a master of business administration degree from The Wharton School, University of Pennsylvania.

EXECUTIVE OFFICERS

     The following persons are executive officers of the Company. Officers are elected annually by the Board of Directors until their successors are duly elected and qualified.

Name                                       Age     Position
----                                       ---     --------

Soren Bjorn (1)                            32      President,   Chief  Executive   Officer,   Secretary  and
                                                   Director
Emilio Castillo Olea (2)                   33      President, Chief Executive Officer and Director
Charles A. Horne (3)                       56      Chief Financial Officer
David E. Ziegler (2)                       56      Chief Financial Officer and Director
Kathrine D. Adams                          43      Corporate Controller and Secretary

----------
     (1) Mr. Bjorn resigned as an officer and a director effective September 30, 2000.
     (2) For information regarding these individuals, see "Election of Directors" above.
     (3)  Mr. Horne resigned as an officer effective September 1, 2000.

     Soren Bjorn has served as a Director of the Company since September 1998 and as the President and Chief Executive Officer of the Company and of UniMark Foods, Inc. from August 1998 until September 2000. Mr. Bjorn has served as Secretary of the Company since December 1998. In addition, he served as Vice President of Flavorfresh Limited, and as President of Simply Fresh Fruit, Inc. and UniMark International. From May 1996 to August 1998, Mr. Bjorn served as Vice President of Operations of the Company. From January 1997 to August of 1998, Mr. Bjorn served as Executive Vice President and Chief Operating Officer of UniMark Foods, Inc. From January 1995 to May 1996, Mr. Bjorn served as Director of Operations for UniMark Foods, Inc., and from January 1993 to January 1995, he served as Product Manager for UniMark Foods, Inc.'s Sunfresh(R) brand product line. Mr. Bjorn received a master's degree in Business Administration from Texas Christian University in 1997, and a Business Administration degree in Marketing from Baylor University in 1992.

    Charles A. Horne joined the Company in March 1999 and served as Chief Financial Officer until September 2000. From 1994 to 1998, Mr. Horne was a Partner in Horne-Alexander consulting, a consulting firm providing financial and operational services to clients. From 1986 to 1994, Mr. Horne served as a consulting Partner with Ernst & Young LLP, and served in a variety of capacities including Regional Director of Quality Assurance for the Southern Region of the United States. Mr. Horne has a bachelor's of science degree in Industrial Administration from the University of Kentucky.

     Kathrine D. Adams joined the Company in June 1998 and has served as its Corporate Controller and Secretary since October 2000. From January 2000 until October 2000 Ms. Adams was UniMark's Group Controller and prior to then served as the Company's Information Systems Project Manager. Prior to joining UniMark, she spent nine years as the corporate controller for Active Organics, Inc., a manufacturer of health and beauty consumer products. Ms. Adams received her bachelor's degree in marketing from the University of North Texas in 1981.

THE BOARD OF DIRECTORS AND ITS  COMMITTEES

     Board of Directors. The Company is managed by a seven Member Board of Directors, a majority of whom are independent of our management. Our Board of Directors met six times and took action by unanimous written consent four times. Each of the Directors attended at least 50% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees).

     Executive Committee. The Board of Directors has established an Executive Committee consisting of Emilio Castillo Olea, David E. Ziegler, Jakes Jordaan and Federico Chavez Peon. The Executive Committee reviews any changes in market conditions, any adjustments to the corporate strategies, any opportunities that may arise, review monthly financial statements comparing them to the budget, identify problems, report and makes recommendations to the Board of Directors.

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Federico Chavez Peon, Luis A. Chico Pardo, Jerry W. Johnson and Arturo Herrera Barre. The function of the Audit Committee is to act as a liaison between the Board of Directors and the independent auditors, and reviews with them the planning and scope of financial statement audits, the results of those audits, and the adequacy of internal accounting controls. It also monitors other corporate and financial policies. Each member of the Audit Committee is "independent" as that term is defined in the rules of the SEC and the applicable rules of the OTC Bulletin Board. The Audit Committee met two times during 2000.

     Stock Option Plan Committee. The Board of Directors has established a Stock Option Plan Committee consisting of Jakes Jordaan and Federico Chavez Peon. The Stock Option Plan Committee is vested with full authority to select participants, grant options, determine the number of shares subject to each option, the exercise price of each option and in general, to interpret such regulations as it deems necessary to administer the Company's Employee Stock Option Plan. The Stock Option Plan Committee met one time during 2000.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Federico Chavez Peon and Jerry W. Johnson (composed of non-employee directors). The Compensation Committee reviews and approves individual officer salaries, bonus plan financial performance goals, bonus plan allocations, and stock option grants. The Compensation Committee also reviews guidelines for compensation, bonus, and stock option grants for non-officer employees. The Compensation Committee met one time during 2000.

     Director Option Plan Committee. The Board of Directors has established a Director Option Plan Committee consisting of Federico Chavez Peon and Luis A. Chico Pardo. The Director Option Plan Committee has full and final authority in its discretion, subject to the provisions of the Directors' Stock Option Plan,
(a) to prescribe the form or forms of instruments evidencing options under the Directors' Stock Option Plan, (b) to adopt, amend and rescind rules and regulations for the administration of the Directors' Stock Option Plan, and (c) to interpret the Directors' Stock Option Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Directors' Stock Option Plan. The Director Option Committee met one time during 2000.

     Nominating Committee. The Board of Directors has established a Nominating Committee consisting of Jakes Jordaan and Federico Chavez Peon. The Nominating Committee assists, as needed, with finding qualified candidates to serve on the Company's Board of Directors. The Nominating Committee met one time during 2000.

     Special Committee. The Board of Directors has established a Special Committee in 2001 consisting of David E. Ziegler, Jakes Jordaan, Jerry W. Johnson and Arturo Herrera Barre. In connection with the Rights Offering, the Board of Directors established a Special Committee consisting of only directors unaffiliated with M & M Nominee to establish the price and structure of the Rights Offering. The Special Committee met two times in 2001 in connection with establishing the subscription pricing for the Rights Offering.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the representations made by the reporting persons to the Company, the Company believes that during the year ended December 31, 2000, its directors, officers and 10% shareholders complied with all filing requirements under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2000, the Company paid Jordaan & Riley, PLLC $241,598 for legal services rendered. Mr. Jordaan, a director and, commencing in February 1998, chairman of the Company, is a member of Jordaan & Riley, PLLC. The Company believes that said arrangement is no less favorable to the Company than would be available from unrelated third parties.


     On February 15, 2001 we borrowed $1.8 million under the terms of a promissory note from our largest shareholder. This note is unsecured and bears interest at 12%. The note is due July 31, 2001 and will be repaid, including accrued interest, from the proceeds of the Rights Offering.

     Effective September 1, 2000, we entered into an agreement with Promecap, S.C. for the services of Emilio Castillo Olea to be our President and Chief Executive Officer at the annual rate of $150,000. Mr. Castillo is also a Director of Promecap, S.C.

     In connection with our Rights Offering, our largest shareholder, M & M Nominee, has indicated it intention, but it is under no binding obligation, to purchase up to 6,849,315 shares through the exercise of its basic subscription privilege and over-subscription privilege. M & M Nominee reserves the right to change its intent with respect to participation in this rights offering. M & M Nominee may purchase 4,643,714 shares through the exercise of its basic subscription privilege and up to 2,205,601 shares of our common stock through the exercise of its over-subscription privileges, depending upon the number of other shareholders who exercise their basic subscription privileges and their over-subscription privileges.



                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                            DIRECTORS AND MANAGEMENT

SECURITY OWNERSHIP

     The following table sets forth the amount of common stock beneficially owned as of May 1, 2001 by the following people:

     o    each director and nominee director;

     o the named executive officers of the Company whose salary and bonuses exceeded $100,000 during 2000;

     o    all directors and officers as a group; and

     o each person known by UniMark to hold more than 5% of our outstanding common stock.

                                                                 AMOUNT AND NATURE OF
                                                                BENEFICIAL OWNERSHIP OF
                                                                COMMON SHARES AS OF THE
      NAMES                                                           RECORD DATE            PERCENT OF CLASS (1)
      -----                                                     -----------------------      --------------------

Executive Officers and Directors:
      Emilio Castillo Olea (2)(3) ..........................            6,299,959                      45.20%

      David E. Ziegler .....................................               10,000                         **

      Federico Chavez Peon (2)(3) ..........................            6,299,959                      45.20%

      Luis A. Chico Pardo (2)(3) ...........................            6,299,959                      45.20%

      Jakes Jordaan (4) ....................................               62,260                         **

      Jerry W. Johnson(5) ..................................               25,000                         **

Executive Officers and Directors
as a group (7 persons) (6) .................................            6,397,219                      45.90%

Other Executive Officers and Directors: ....................                                             -0-

      OTHER FIVE PERCENT HOLDERS:

M&M Nominee LLC (3) ........................................            6,299,959                      45.20%



**Less than 1%

(1) In calculating the percentage of total class ownership, the number of outstanding shares used was 13,938,326. This number does not include: (i) 133,000 shares of Common Stock issuable upon exercise of currently outstanding options granted under the 1994 Employee Stock Option Plan; (ii) 25,000 shares of Common Stock issuable upon exercise of currently outstanding options granted under the Company's 1994 Stock Option Plan for Directors; and (iii) 95,000 shares of Common Stock issuable upon exercise of currently outstanding options granted under the 1999 Stock Option Plan.


(2) Includes 6,299,959 shares of Common Stock owned by M & M Nominee. He disclaims beneficial ownership of such securities.

(3) On July 17, 1998, we sold 3,305,500 newly issued shares of our common stock at a purchase price of $4.5375 per share, for an aggregate purchase price of $14,998,706, to M & M Nominee. In connection with the transaction, we granted M & M Nominee options to acquire an additional 2,000,000 shares of our common stock at a purchase price of $4.5375 per share, representation on our Board of Directors and certain veto rights regarding financial and corporate matters.

     On March 29, 1999, we sold 2,000,000 newly issued shares of our common stock to M & M Nominee. In connection with the March 29, 1999 transaction, M & M Nominee surrendered options to acquire an additional 2,000,000 shares of common stock at a purchase price of $4.5375 per share issued to M & M Nominee in the July 17, 1998 transaction. M & M Nominee is owned 80% by Mexico Strategic Investment Fund Ltd. ("MSIF"), and 20% by Madera LLC ("Madera"). M & M Nominee's principal business is investment in securities.

     Pursuant to regulations promulgated under Section 13(d) of the Securities Exchange Act of 1934, Mexico Strategic Advisors LLC (by virtue of the Advisory Contract) may be deemed a beneficial owner of securities held for the account of M & M Nominee (as a result of the contractual authority of Mexico Strategic Advisors LLC with MSIF and Madera to exercise voting and dispositive power with respect to such securities).

     Except to the extent that information is believed to be otherwise known by the Company, the information given is as of May 9, 2001, as reported by Mexico Strategic Advisors LLC in its Amendment No. 6 to the initial statement on Schedule 13D dated July 7, 1998 and all amendments thereto filed with the Securities and Exchange Commission.

(4) Includes 10,000 shares of Common Stock underlying presently exercisable stock options.

(5) Mr. Johnson was elected to serve as a director of the Company in October 1998. Includes 25,000 shares of Common Stock underlying presently exercisable stock options.

(6) Includes 35,000 shares of Common Stock underlying presently exercisable stock options. Messrs. Castillo and Ziegler are "named executive officers" because each individual served as our Chief Executive Officer and Chief Financial Officer, respectively, during the last completed fiscal year. None of our other highest paid executive officers have total annual salaries and bonuses in excess of $100,000.




                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION


     Directors do not currently receive any cash compensation for serving on the Board of Directors. Independent directors automatically receive an initial grant of stock options to purchase 20,000 shares of common stock upon their appointment to the Board of Directors. Independent directors automatically receive annual grants of options to purchase 5,000 shares of common stock as of the date following each annual meeting. We granted Arturo Herrera in 2000, options to purchase 20,000 shares of common stock with an exercise price of $1.00. All Board of Director options are Non Qualified Stock Options and become exercisable on the first anniversary of the date of grant.


EXECUTIVE COMPENSATION


     Summary Compensation Table. The following table sets forth the compensation for the years ended December 31, 1999 and 2000 paid by us to our chief executive officers and to two other executive officers who received compensation in excess of $100,000 for the year ended December 31, 1999 (the "named executive officers"). No other executive officers received compensation exceeding $100,000 during the last fiscal year.


                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION           LONG-TERM COMPENSATION AWARDS
                                             -----------------------------------   -----------------------------
                                                                                   RESTRICTED        SECURITIES
                                                                    OTHER ANNUAL     STOCK           UNDERLYING     ALL OTHER
                                     YEAR     SALARY      BONUS     COMPENSATION    AWARD(S)          OPTIONS      COMPENSATION
                                     ----    --------    --------   ------------   ----------        ----------    ------------
Soren Bjorn........................  1999    $132,940    $ 26,957           (1)           -0-               -0-            -0-
  Former President and               2000    $120,000         -0-           (1)           -0-               -0-       $ 46,733(2)
  Chief Executive Officer

Emilio Castillo  Olea..............  2000                                                                             $ 50,000
  President and Chief Executive
  Officer (3)

Charles A. Horne ..................  1999    $134,465    $ 35,213           (1)           -0-               -0-            -0-
  Former Chief Financial Officer     2000    $143,502         -0-                         -0-               -0-       $189,000(2)

David  E. Ziegler..................  2000         -0-         -0-           (1)           -0-               -0-       $335,240
 Chief Financial Officer(4)


----------

(1) The compensation described in this table does not include medical insurance and other benefits received by the executive officers which are available generally to all our employees and perquisites and other personal benefits received by these executive officers of the Company, the value of which does not exceed the lesser of $50,000 or 10% of the executive officer's cash compensation in the table.



(2) Resigned from our company effective September 30 and September 1, 2000, respectively. These amounts were paid as severance in connection with their resignation.



(3) Effective October 1, 2000, Mr. Castillo was appointed as President and Chief Executive Officer of our company. In connection with Mr. Castillo's appointment, we have agreed to enter into a services agreement with Promecap, S.C. for his services at the annual rate of $150,000 commencing September 1, 2000. Messrs. Castillo and Ziegler are "named executive officers" because each individual served as our Chief Executive Officer and Chief Financial Officer, respectively, during the last completed fiscal year. None of our other highest paid executive officers have total annual salaries and bonuses in excess of $100,000.



(4) From January 1, 2000 to September 30, 2000, Mr. Ziegler served as a financial consultant to our company. Effective October 1, 2000, Mr. Ziegler was appointed as Chief Financial Officer of our company.


STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options made during the 2000 fiscal year to each of the named executive officers in the Summary Table above:

                       Number    Percentage
                         of       of Total                               Potential Realizable Value at Assumed
                     Securities    Options                                     Annual Rates of Stock Price
                     Underlying  Granted to    Exercise                     Appreciation for Option Term (3)
      Name            Options     Employees    Price Per    Expiration   --------------------------------------
                      Granted    During 2000     Share         Date           0%           5%           10%
-----------------    ---------- ------------- ------------ ------------- -----------  ------------  -----------

Soren Bjorn (1)          -0-         -0-           -0-          -0-           -0-          -0-           -0-
Emilio Castillo Olea     -0-         -0-           -0-          -0-           -0-          -0-           -0-
Charles A. Horne(1)      -0-         -0-           -0-          -0-           -0-          -0-           -0-
David  E. Ziegler        -0-         -0-           -0-          -0-           -0-          -0-           -0-


     There were no stock options exercised by Messrs. Bjorn or Horne during 2000. Effective September 30, 2000 and September 1, 2000, respectively, Messrs. Bjorn and Horne resigned from the Company and all their options that were previously granted expired.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information with respect to the value of unexercised options granted during the last completed fiscal year and in prior years to the named Executive Officers with respect to option exercises by those persons during the last completed fiscal year:


                                                              NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
                                                                OPTIONS AT FY-END            AT FY-END
                                                             ------------------------ -----------------------
                         Shares Acquired                         Exercisable/             Exercisable/
                           on Exercise      Value Realized       Unexercisable           Unexercisable
                        ------------------ ----------------- ------------------------ -----------------------
Soren Bjorn                    -0-               -0-                   -0-                     -0-
Emilio Castillo Olea           -0-               -0-                   -0-                     -0-
Charles A. Horne               -0-               -0-                   -0-                     -0-
David  E. Ziegler              -0-               -0-                   -0-                     -0-

EMPLOYMENT CONTRACT


     We entered into an Employment Agreement with Charles A. Horne dated March 31, 1999 for his services as Chief Financial Officer of our company. The Employment Agreement provided that for the period of March 31, 1999 through March 31, 2003, unless extended to March 31, 2004 pursuant to the Employment Agreement, he would be paid base compensation at the annualized rate as follows, less taxes and other usual deductions: $180,000 for the 12 month period ending March 31, 2000; $189,000 for the 12 month period ending March 31, 2001; $198,450 for the 12 month period ending March 31, 2002; and $208,372 for the 12 month period ending March 31, 2003; he would be eligible to receive bonus performance compensation, composed of subjective review and financial performance components, not to exceed 50 percent of his then applicable base compensation amount; and he received options to acquire 50,000 shares of Common Stock and will receive, on an annualized basis, options to acquire 10,000 shares of Common Stock under the Corporation's 1994 Employee Stock Option. He could terminate his employment with the Company, within 60 days after the occurrence of a Change in Control (as defined in the Employment Agreement) for any reason or without reason, with the right to a lump sum severance payment within 15 days after such termination equal to his then applicable base compensation as determined pursuant to the Employment Agreement for 12 months. If his employment is terminated by us without cause, he would receive a lump sum severance payment within 15 days after such termination equal to his then applicable base compensation as determined pursuant to the Employment Agreement for 12 months within 15 days after such termination. In addition, he could receive payment for reasonable executive level outplacement costs. Effective September 1, 2000, we terminated the Employment Agreement without cause and paid him an amount of $189,000 as severance pay pursuant to the terms of the Employment Agreement.


STOCK OPTION PLANS


     In 1994, we adopted the 1994 Employee Stock Option Plan and an Outside Director Stock Option Plan (the "1994 Plans"). Under the 1994 Plans, our Board of Directors were authorized to grant options to employees and consultants and to its outside directors to purchase up to 820,000 and 100,000 shares respectively, of our common stock which were reserved for such purposes. The terms and vesting period for options granted under the 1994 Plans were fixed by the Board of Directors at the time of grant, provided that the exercise period was not greater than 10 years from the date of grant. The exercise price for any options granted under the 1994 Plans for employees and consultants could not be less than 100% and 85% of the fair market value of the Company's common stock on the date of the grant for Incentive and Non-statutory Stock Options, as defined, respectively. The exercise price for options granted under the 1994 Plans for outside directors could not be less than 100% of the fair market value of the Company's common stock on the date of grant.



     During 1999, we adopted the 1999 Stock Option Plan (the "1999 Plan") under which stock options could be granted to employees, outside directors and consultants to purchase our common stock. The 1999 Plan, which is similar to the 1994 Plan for employees, is for a period of ten years and has reserved 500,000 shares of the Company's common stock for stock option grants. Effective with the adoption of the 1999 Plan, we discontinued granting options under the 1994 Plans.



                      REPORT OF THE COMPENSATION COMMITTEE

     The Board of Directors has established a Compensation Committee to review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers, consider senior management succession issues and any related matters for the Company. The Compensation Committee is charged with reviewing with the Board of Directors in detail all aspects of cash compensation for the executive officers of the Company. Stock option compensation for the executive officers is also considered by the Compensation Committee.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long term growth opportunities, enhancing shareholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions in the industries within which the Company operated. In recent years these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and overall industry market conditions.

     The available forms of executive compensation include base salary, cash bonus awards and incentive stock options. Performance of the Company is a key consideration (to the extent that such performance can fairly by attributed or related to such executive's performance), as well as the nature of each executive's responsibilities and capabilities. The Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation policy also gives consideration to the Company's achievement of specified business objectives when determining executive officer compensation. Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

     Based on comparative industry data, and after due consideration to the factors mentioned above, the Compensation Committee set Soren Bjorn's salary at $140,200 for 2000 and Charles A. Horne's salary for 2000 was established in accordance with his employment agreement. The Committee did not awarded any cash bonuses or options in 2000 to either Messrs. Bjorn or Horne.

Respectfully submitted

COMPENSATION COMMITTEE

Federico Chavez Peon, Chairman
Jerry W. Johnson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2000, no member of the Compensation Committee of the Board of Directors was an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to ITEM 404 of Commission Regulation S-K. No executive officer of the Company served as a member of a compensation committee of another corporation (or other board committee of such company performing similar functions or, in the absence of any such committee, the entire board of directors of such corporation), one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of a compensation committee of another corporation (or other board committee of such corporation performing similar functions or, in the absence of any such committee, the entire board of directors), one of whose executive officers served as a director of the Company.

                             STOCK PERFORMANCE GRAPH

     The chart below sets forth a line graph comparing cumulative total return of the Company's common stock to the S&P 500 Index and the S&P Foods Index for the five year period commencing December 31, 1995 and ending December 31, 2000. Each indices assumes $100 invested in the Company's common stock at December 31, 1994, and that dividends, if any, were reinvested.

                                [GRAPHIC OMITTED]


                      Comparative Five-Year Total Returns

                                  1995    1996    1997    1998    1999    2000
                                  ----    ----    ----    ----    ----    ----

The UniMark Group, Inc.           $359    $230    $111    $ 65    $ 37    $ 12
S&P 500 Index                     $144    $177    $236    $303    $367    $211
S&P Foods Index                   $146    $173    $248    $268    $211    $191

Note: The UniMark Group, Inc. management consistently cautions that the stock price performance shown in the table should not be considered indicative of potential future stock price performance.



                PROPOSAL NO. 4: SELECTION OF INDEPENDENT AUDITORS


INTRODUCTION

     Since 1992, the firm of Ernst & Young LLP, independent auditors, has examined and reported on the consolidated financial statements of the Company. The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP as independent auditors to examine and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2001.

VOTE REQUIRED

     Ratification of the appointment of Ernst & Young LLP as independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting. If the appointment is not approved, the Board of Directors will select other independent accountants.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG L.L.P. AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

REPRESENTATIVES AT ANNUAL MEETING

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of the shareholders.

FEES PAID TO ERNST & YOUNG

     During the year ended December 31, 2000, the Company paid the U.S. and Mexico offices of Ernst & Young $379,000 for the independent audit of the Company's consolidated annual financial statements, statutory financial statement audits of our subsidiaries in Mexico and review of the consolidated financial statements contained in the Company's quarterly reports on Form 10-Q. Other Audit Related Fees of $23,000 were paid for other required filings with the Securities and Exchange Commission. With the exception of fees associated with limited tax services, the Company did not engage any other services from Ernst & Young during 2000.


                          REPORT OF THE AUDIT COMMITTEE

REQUIREMENTS AND CHARTER

     In 2000, the Securities and Exchange Commission adopted new rules relating to the disclosure of information about companies' audit committees. The new rules require that the proxy statement contain a report of the audit committee addressing specific matters and that a company's audit committee charter be included as an attachment to the proxy statement at least once every three years.

     The Company's Audit Committee Charter is included as Appendix A to this Proxy Statement. The Charter describes the nature and scope of the duties and responsibilities of the Audit Committee. The Audit Committee's Report follows.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management. Further, the Audit Committee has discussed with Ernst & Young LLP, the Company's independent public accountants, the matters required to be discussed by the Statement of Auditing Standards No. 61 (SAS 61 - Communication with Audit Committees) relating to the accountant's judgement about the quality of the Company's accounting principles, judgements and estimates, as applied in its financial reporting.

     The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by Independent Standards Board Standard No.1 (Independent Discussions with Audit Committees) that relates to Ernst & Young's independence from the Company, and has discussed with Ernst & Young their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Federico Chavez Peon, Chairman
Luis A. Chico Pardo
Jerry W. Johnson
Arturo Herrera Barre

                                  OTHER MATTERS

OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board of Directors, no matters are to be brought to the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that the proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

EXPENSES OF SOLICITATION


  The expense of preparing, printing and mailing the notice of annual meeting of shareholders and proxy material, and all other expenses of soliciting proxies will be borne by UniMark. We expect to retain Georgeson Shareholder as agent for soliciting proxies. Officers or other employees of UniMark may, without additional compensation therefor, solicit proxies in person, by telephone, facsimile, mail or the Internet. We may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.


PROPOSALS OF SHAREHOLDERS

     If a shareholder intends to present a proposal for action at the 2001 annual meeting of Shareholders and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Company no later than March 31, 2002, and must also satisfy the other requirements of Rule 14a-8. The submission of a shareholder proposal does not guarantee that it will be included in the Company's proxy statement.

FUTURE TRANSACTIONS

     Although the Company intends that the terms of any future transactions and agreements between the Company and its directors, officers, principal shareholders or other affiliates will be no less favorable than could be obtained from unaffiliated third parties, no assurances can be given in this regard. Any such future transactions that are material to the Company and are not in the ordinary course of business will be approved by a majority of the Company's independent and disinterested directors.

                                                                      Appendix A

                             THE UNIMARK GROUP, INC.

                       AUDIT AND FINANCE COMMITTEE CHARTER

     The Board of Directors of The UniMark Group, Inc. hereby constitutes and establishes an Audit and Finance Committee with authority, responsibility, and specific duties as described below.

MEMBERSHIP

     The Committee shall consist of at least three independent directors of the Company. The Board of Directors shall have the responsibility for determining the independence and qualifications of board members for purposes of service on the Audit and Finance Committee and ensuring that Committee members are "independent" as defined by the Company's applicable listing standards. Additionally, the Board of Directors shall appoint the chairman and other members of the Committee for a term of one (1) year and such committee members will continue to be eligible for reappointment at the will of the Board.

AUTHORITY

     The Audit and Finance Committee is granted the authority to investigate any activity of the Company related to its specific duties, and all employees are directed to cooperate as requested by members of the Committee.

RESPONSIBILITY

     The members of the Committee shall make themselves familiar with the financial condition, operating results, and the financial controls and operations of the Company. The Committee shall make such recommendations to the Board of Directors of the Company as the Committee deems appropriate for the good of the Company, including seeking opportunities for the Company to reduce costs, to enhance its competitive position and to improve tax strategies. The Committee shall review the consolidated financial statements and related financial disclosures of the Company with management including discussions of the quality of the accounting principles as applied, and significant judgments and underlying estimates affecting such financial statements. The Committee shall have discussions with the outside auditor as to the outside auditors' judgment of the quality of those accounting principles affecting the Company's financial statements and judgments made by management in their application. The Committee shall also take such further actions as the Committee deems appropriate to carry out its functions, and shall exercise such further authorities and responsibilities as the Board may from time to time delegate to it.

SPECIFIC DUTIES

     Recommend to the Board of Directors the outside auditor to be selected to audit the books and records of the Company, and review with management the responsiveness of the Company's outside auditor to the Company's needs. Such recommendation shall consider the effectiveness of the outside auditor and whether any significant relationships between the outside auditor and the Company exist that could impair the outside auditors' independence. Review and concur with the engagement of the firm (including any related entities) selected as the company's outside auditor for any services in addition to consolidated financial statement audits (including audit and tax) where such services are subject to a written engagement letter. General consultations and requests for advise from the auditor in regards to routine tax and accounting matters which occur in the normal course of business shall be at the discretion of the Executive management of the Company.

     Review with the Company's management, its director of internal auditing (if applicable) or equivalent, and the outside auditors, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial controls. Inquire as to significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     Review the Company's quarterly consolidated financial statements and results of operations with management prior to their public release, and discuss significant matters affecting the quarterly results, accounting principles applied and underlying estimates and judgments made with regard to such financial statements.

     Review, prior to the annual audit, the scope and general extent of the outside auditors' audit examination, including their engagement letter and proposed fees. The Committee's review should include an understanding from the outside auditor of the factors considered by them in determining the audit scope.

     Review with management and the outside auditor, upon completion of their audit, the Company's consolidated financial statements and operating results for the year prior to their release to the public, together with a review of the news release and related financial disclosures. The Committee shall inquire about the outside auditors judgments about the quality of the Company's accounting principles applied, the clarity of the Company's financial disclosures and the degree of aggressiveness or conservatism of the accounting principles and underlying estimates and other significant decisions made by management in preparing the financial statements and related disclosures. Such review should encompass significant adjustments proposed by the outside auditor, any changes in accounting principles, significant nonrecurring transactions, tax policy matters and other matters which may have significant impact on the Company observed by the outside auditor during the conduct of the audit.

     Review with management and the Company's outside auditor the adequacy and cost effectiveness of information services, internal auditing, and accounting and financial controls of the corporation, including those matters in the independent accountants' "management letter" and communications with the audit committee required by Statement of Auditing Standards No. 61.

     Provide sufficient opportunity for the Company's outside auditor to meet with the members of the Audit and Finance Committee without members of management present. Among the items to be discussed in these meetings are the outside auditor's evaluation of the Company's accounting and auditing personnel, the cooperation which the outside auditor received from management, including accounting and auditing personnel, during the course of their audit, and the extent to which undue pressure was brought to bear on the outside auditor by management.

     Review the internal audit (if applicable) and loss prevention functions of the Company, including the proposed programs for the coming year and the coordination of the internal audit function (or its equivalent) with the Company's outside auditor. On a semi-annual basis, the Audit and Finance Committee will receive a written report from the head of internal audit (if applicable) covering business risks identified and other problems noted, the proposed plan to address these matters, and progress since the last written report. Interim reports to the Audit and Finance Committee will be prepared as needed or in connection with quarterly meetings. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit (if applicable).

     Review the Company's cash management program, including investment guidelines and management strategy related to the investment of the Company's surplus cash.

     Review with management the Company's compliance with the Capital Expenditure Plan previously approved by the Board of Directors, and review and approve any planned expenditure exceeding policy guidelines.

     Review the terms and conditions of all bank lines of credit, proposed loans, new equity offerings, stock distributions, etc. prior to presentation to the full Board for approval.

     Review and discuss with management the Company's risk management policies including the adequacy of the Company's insurance and limits of coverage for property and casualty, workers' compensation, director and officer liability, and crime and burglary.


MEETING TIMES AND MINUTES

     Meetings of the Committee shall be called by the Chairman, or at his direction, the Chief Executive Officer, as required to conduct the Committee's business. Appropriate advance notice of meetings shall be given to all Committee members. Minutes shall be kept of all meetings with copies being submitted to all Committee members for approval, and to all Board members for approval at a regular or special meeting of the Board.












                           [INTENTIONALLY LEFT BLANK]

         PROXY SOLICITED BY THE UNIMARK GROUP, INC.'S BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           OF THE UNIMARK GROUP, INC.

         The undersigned hereby (a) acknowledges receipt of Notice of the Annual Meeting of Shareholders to be held at the Crowne Plaza Hotel, 14315 Midway Road, Addison Texas 75001 on Wednesday June 20, 2001, at 10:00 a.m. (Dallas, Texas
Time) and the Proxy Statement in connection therewith, each dated, May 22, 2001,
(b) appoints each of Emilio Castillo Olea and David E. Ziegler the proxy and attorney-in-fact for the undersigned, with full power of substitution, (c) authorizes the Proxies to represent and vote on behalf of the undersigned, as designated below, at the Annual Meeting of Shareholders and at any adjournments or postponements thereof, all shares of the Common Stock, $0.01 par value, of The UniMark Group, Inc. (the "Company") standing in the name of the undersigned or which the undersigned may be entitled to vote and (d) revokes any proxies heretofore given.

1. AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION - Approval of the amendment to the Company's Articles of Incorporation, as amended, which increases the authorized number of shares of common stock to 40,000,000

     For         [ ]
     Against     [ ]
     Abstain     [ ]


2. ELECTION OF DIRECTORS -- Nominees: Jakes Jordaan, Federico Chavez Peon, Luis A. Chico Pardo, Jerry W. Johnson, Emilio Castillo Olea, David E. Ziegler and Arturo Herrera Barre

     For All            [ ]
     Withhold All       [ ]
     For All Except     [ ]


                        (Except Nominee(s) written above)

3. RATIFICATION OF INDEPENDENT AUDITOR -- Approval of the proposal to ratify the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

     For         [ ]
     Against     [ ]
     Abstain     [ ]

               PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE-PAID ENVELOPE

              (please sign and date this card on the reverse side)

                                This proxy when properly executed will be voted as specified. If no specification is indicated this proxy will be voted for the adoption and approval of Proposal No. 1, No. 2 and No. 3, and on any other business, in the disposition of the Proxies.


                                Dated: _______________, 2001

                                Signature(s):
                                             ----------------------------

IMPORTANT. Please date and sign.       When shares are held by joint
           exactly as the name         tenants, both should sign. When
           appears below.              signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If
                                       a corporation, please sign in full
                                       corporate name by president or
                                       other authorized officer. If a
                                       partnership, please sign in
                                       partnership name by authorized
                                       person.

                             YOUR VOTE IS IMPORTANT!

               PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE-PAID ENVELOPE